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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 3, 2004


                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                      33-81808                  22-3276290
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)

                              1361 ALPS ROAD
                          WAYNE, NEW JERSEY 07470
                  (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (973) 628-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                             ADDITIONAL REGISTRANTS


                                                                                                 Address, including zip code
                                                                                                 and telephone number,
                                  State or other jurisdiction                                    including area code, of
Exact name of registrant as       of incorporation or             Registration No./I.R.S.        registrant's principal
specified in its charter          organization                    Employer Identification No.    executive offices
------------------------          ------------                    ---------------------------    -----------------

Building Materials                 Delaware                           333-69749-01/              1361 Alps Road
Manufacturing Corporation                                             22-3626208                 Wayne, NJ  07470
                                                                                                 (973) 628-3000

Building Materials                 Delaware                           333-69749-02/              300 Delaware Avenue
Investment Corporation                                                22-3626206                 Suite 303
                                                                                                 Wilmington, DE  19801
                                                                                                 (302) 427-5960



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
ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On November 3, 2004, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the third quarter ended October 3, 2004. A copy of the news release is furnished herewith as Exhibit 99.1.

               This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 News release issued November 3, 2004 regarding results of operations for the third quarter ended October 3, 2004.





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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS INVESTMENT CORPORATION
                                   BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: November 3, 2004            By:   /s/ John F. Rebele
                                         ----------------------------------
                                         Name:   John F. Rebele
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer





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
                                  EXHIBIT INDEX

 Exhibit Number                   Description
 --------------                   -----------

   99.1 News release issued November 3, 2004 regarding results of operations for the third quarter ended October 3, 2004.












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